DREYFUS LIFETIME PORTFOLIOS, INC.
                            INCOME PORTFOLIO
                        GROWTH AND INCOME PORTFOLIO
                            GROWTH PORTFOLIO
                       INVESTOR CLASS AND CLASS R
                                PART B
                   (STATEMENT OF ADDITIONAL INFORMATION)
                            OCTOBER 1, 1995

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated October 1, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


                 Call Toll Free 1-800-645-6561
                 In New York City -- Call 1-718-895-1206
                 Outside the U.S. and Canada -- Call 516-794-5452

         The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged Mellon Equity Associates ("Mellon Equity") to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

         Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                           TABLE OF CONTENTS
                                                                 Page


Investment Objective and Management Policies. . . . . . . . . . .B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . .B-13
Management Arrangements . . . . . . . . . . . . . . . . . . . . .B-17
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . .B-19
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . .B-20
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . .B-21
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . .B-23
Determination of Net Asset Value. . . . . . . . . . . . . . . . .B-26
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . .B-27
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . .B-28
Performance Information . . . . . . . . . . . . . . . . . . . . .B-29
Information About the Fund. . . . . . . . . . . . . . . . . . . .B-30
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . . . . . .B-31
Financial Statements. . . . . . . . . . . . . . . . . . . . . . .B-32
Report of Independent Auditors. . . . . . . . . . . . . . . . . .B-33



               INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Investment Approach

         I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:



                             Level One                                          Level Two                        Level Three
                            Total Assets                          International     Domestic Assets            Domestic Equity
                                                                      Assets
                                           Money
                                           Market                          Fixed              Fixed
Portfolio          Int'l    Domestic    Instruments          Equity        Income   Equity    Income         Large Cap    Small Cap

INCOME             N/A        90%            10%             N/A           N/A      25%       75%            100%         N/A

GROWTH
AND
INCOME             10%        90%            *               50%           50%      50%       50%            80%          20%

GROWTH             15%        85%            *               80%           20%      80%       20%            80%          20%
__________
*  Not held as an asset class.  Money market instruments held for transactional and liquidity purposes only.


         Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

         II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One") and ("Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:



Portfolio                         Portfolio Overlay One                       Portfolio Overlay Two

                                  Range for Relative Weighing of              Range for Relative Weighing of
                                  International and Domestic Assets           Domestic Assets Between Equity
                                                                              Assets and Fixed-Income Assets

GROWTH AND INCOME                 +/- 5% of Portfolio Baseline                +/- 15% of Portfolio Baseline
GROWTH                            +/- 10% of Portfolio Baseline               +20%/-15% of Portfolio Baseline


         The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

         Under normal market circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay
One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

         Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

         III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

         To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

         With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

         IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark").
The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:


Asset Class                         Portfolios                                          Asset Class Benchmark

Domestic Large Cap Equity           Income, Growth and Income and Growth                Standard & Poor's 500 Index

Domestic Small Cap Equity           Growth and Income and Growth                        Russell 2000 Index

International Equity                Growth and Income and Growth                        Morgan Stanley Capital International Europe,
                                                                                        Australia, Far East (Free) Index*

Domestic Fixed-Income               Income, Growth and Income and Growth                Lehman Brothers Government/Corporate
Intermediate Bond Index

International Fixed-Income          Growth and Income and Growth                        J.P. Morgan Non-US Government Bond Index -
                                                                                        Hedged
____________________________
* In U.S. dollars


         Under normal market circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

         V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

         For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class
Benchmark with the same degree of accuracy that complete or full replication would provide.

         If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class
Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

         For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

         Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed.
For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

         Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

Portfolio Securities

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

         Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which each Portfolio enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations. Variable rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Fund may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

         American, European and Continental Depositary Receipts. Each of the Growth and Income Portfolio and Growth Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain unregistered securities held by a Portfolio, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Directors has directed the Advisers to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

         Each Portfolio engages to the extent described below in the following practices in furtherance of its objective.

         Options Transactions. The Portfolio may engage in options transactions, such as purchasing or writing covered call or put options.
In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when the Advisers expect that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Advisers expect that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Advisers expect that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which the Advisers believe there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. Each Portfolio may purchase and write put and call options on stock indices, to the extent consistent with the Portfolio's management policies. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indices are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts. Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

         Foreign Currency Transactions. If the Growth and Income Portfolio or Growth Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with the Fund's custodian cash or readily marketable securities in a segregated account of the Portfolio in an amount at least equal to the value of the Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will insure a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to the Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause each of these Portfolios to restrict the degree to which it engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Fund considers collateral consisting of short-term U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Investment Restrictions

         Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. No Portfolio may:

         1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S.
Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

         5. Borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

         6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

         7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

         10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

         14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

         16. Purchase securities of other investment companies, except to the extent permitted under the Act.

         Each Portfolio may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Portfolio.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.


                              MANAGEMENT OF THE FUND

         Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Directors of the Fund

LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred
         P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation.
         Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. Mrs. Benson is 67 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

* DAVID W. BURKE, Director.  Since August 1994, Consultant to Dreyfus.
         From October 1990 to August 1994, Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. Mr. Burke is 59 years old and his address is 200 Park Avenue, New York, New York 10166.

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and,until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of the Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation, and Staffing Resources, Inc. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.

MARTIN D. FIFE, Director. Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. Mr. Fife is 68 years old and his address is 405 Lexington Avenue, New York, New York 10174.

WHITNEY I. GERARD, Director.  Partner of the New York City law firm of
         Chadbourne & Parke. Mr. Gerard is 59 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER, Director.  Research Fellow, Center for Business and
         Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. Mr. Glauber is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN, Director.  Senior consultant with APCO Associates Inc.
         From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation, Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. Mr. Hartman is 69 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Director.  An economist and Senior Fellow at the Brookings
         Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. Mr. Perry is 60 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.

PAUL WOLFOWITZ, Director.  Dean of The Paul H. Nitze School of Advanced
         International Studies at Johns Hopkins University. From 1989 to 1993, Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs, Department of State. He is a director of Hasbro, Inc. Mr. Wolfowitz is 50 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

         For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

         The Fund typically pays its Directors an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The estimated amount of compensation payable by the Fund to each Director for the fiscal year ending April 30, 1996, and the aggregate amount of compensation paid to each Director by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, is as follows:


                                                                 (3)                                                     (5)
                                     (2)                     Pension or                    (4)                  Total Compensation
      (1)                        Aggregate              Retirement Benefits         Estimated Annual              from Fund and
Name of Board               Compensation from           Accrued as Part of            Benefits Upon             Fund Complex Paid
    Member                         Fund*                 Fund's Expenses                Retirement                to Board Member

Lucy Wilson Benson             $2,000                         none                         none                  $ 64,459 (13)

David W. Burke                 $2,000                         none                         none                  $ 27,878 (51)

Joseph S. DiMartino            $2,500                         none                         none                  $445,000** (93)

Martin D. Fife                 $2,000                         none                         none                  $ 51,750 (11)

Whitney I. Gerard              $2,000                         none                         none                  $ 52,000 (11)

Robert R. Glauber              $2,000                         none                         none                  $ 79,696 (20)

Arthur A. Hartman              $2,000                         none                         none                  $ 52,000 (11)

George L. Perry                $2,000                         none                         none                  $ 52,000 (11)

Paul Wolfowitz                 $2,000                         none                         none                  $ 32,631 (10)

______________________________
*   Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be approximately $708 for all Directors as a group.

**  Estimated amount for the year ending December 31, 1995.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
         Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
         General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 30 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
         General Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
         President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
         Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
         Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 59 years old.

RUTH D. LEIBERT, Assistant Secretary.  Assistant Vice President of the
         Distributor and an officer of other investment companies advised or administered by Dreyfus. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.

         The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

         Directors and officers, as a group, owned less than 1% of the shares of Common Stock of each Portfolio outstanding on September 14, 1995.

         The following persons are known by the Fund to own 5% or more of the outstanding voting securities of the indicated Portfolio on September 14, 1995: Growth and Income Portfolio, Investor Class -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 99.6765%; Growth and Income Portfolio, Class R -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 92.7612%; Income Portfolio,
Investor Class -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord,
1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 99.6359%; Income Portfolio, Class R - Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 99.7625%; Growth Portfolio, Investor Class -- Allomon Corporation, C/O Mellon Bank,
ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 99.6359%; Growth and Income Portfolio, Class R -- Allomon Corporation, C/O Mellon Bank, ATTN: John Gaylord, 1 Mellon Bank Center 151-657, Pittsburgh, Pa. 15258 - 99.7819%.


                           MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

         Management Agreement. Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994, as amended February 2, 1995, between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of such Directors who are not "interested persons" (as defined in the Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio in the event of its assignment (as defined in the Act).

         The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales;
William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and
General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C.
Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and
David B. Truman, directors.

         Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

         Sub-Investment Advisory Agreements. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 2, 1995 between Mellon Equity and
Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the Act).

         The following persons are officers and/or directors of Mellon Equity:
Phillip R. Roberts, Chairman of the Board; and William P. Rydell, President and Chief Executive Officer.

         Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Board of Directors. The Advisers provide the Fund with portfolio managers who are authorized by the Board of Directors to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven
A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus and Mellon Equity.

         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolios.

         As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net asset and at the annual rate of .75 of 1% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through July 31, 1995, management fees of $31,497, $48,581 and $39,973 were paid with respect to the Income
Portfolio, the Growth Portfolio, and the Growth and Income Portfolio, respectively. The management fees of the Income Portfolio and the Growth and Income Portfolio were waived pursuant to an undertaking by Dreyfus, resulting in no fee being paid. The management fee of the Growth Portfolio was reduced by $48,581 pursuant to an undertaking by Dreyfus resulting in a fee paid by the Portfolio of $5,184.

         Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

         The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.


                              PURCHASE OF FUND SHARES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

         The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Dreyfus TeleTransfer Privilege--Investor Class. Dreyfus TeleTransfer purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Portfolio account on the next bank business day. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Investor Class shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Dreyfus TeleTransfer Privilege--Investor
Class."

         Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            SHAREHOLDER SERVICES PLAN
                              (INVESTOR CLASS ONLY)

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

         The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to each Portfolio's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.

         A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved by the Directors at a meeting held on August 24, 1995. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

         Prior Distribution Plan. As of August 24, 1995, the Fund terminated its then-existing Distribution Plan that had been in effect from August 24, 1994. That Distribution Plan, adopted pursuant to Rule 12b-1 under the
Act, provided that the Fund (a) reimburse the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pay Dreyfus, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of each Portfolio's average daily net assets. For the period March 31, 1995 (commencement of operations) through July 31, 1995, the Fund was charged $6,560, $6,661 and $8,958, for each of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio, respectively for advertising, marketing and distributing shares of each Portfolio's Investor Class Shares. The Fund was not charged for printing prospectuses and statements of additional information.

                        REDEMPTION OF FUND SHARES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

         Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

         Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                        Transfer Agent's
         Transmittal Code                               Answer Back Sign

             144295                                     144295 TSSG PREP

         Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

         Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

         Dreyfus TeleTransfer Privilege--Investor Class. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege--Investor Class."

         Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                             SHAREHOLDER SERVICES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

         Fund Exchanges. Shares purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

         A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

         B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

         D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

         To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

         To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

         Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

         To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a Retirement
Plan account, the shares exchanged must have a current value of at least
$100.

         Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

         Fund Exchanges and The Dreyfus Auto-Exchange are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

         Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Portfolio reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or The Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

         Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

         Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same class of another Portfolio or shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

         A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

         B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

         D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

         Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

         Investors who wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

         The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

         Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

         The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

         The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                       DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

         Valuation of Portfolio Securities. The Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of certain portfolio securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to an Investor Class, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

         It is expected that each Portfolio will qualify as a "regulated investment company" under the Code, as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities
(including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

         Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of
Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

         Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company"
("PFIC") for Federal Income Tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                         PORTFOLIO TRANSACTIONS

         The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities.
Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

         For the period March 31, 1995 (commencement of operations) through July 31, 1995, the Fund paid total brokerage commissions of $150, $13,357 and $27,177 with respect to the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio, respectively, none of which was paid to the Distributor. The Fund paid no concessions or gross spreads on principal transactions during such periods.

         Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and to Mellon Equity in serving both the Fund and the other funds or accounts it advises, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund.
Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distribu-tions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


                      PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

         Average annual total returns are calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient
(where "n" is the number of years in the period) and subtracting 1 from the result.


         The Growth and Income Portfolio's total return for the period March 31, 1995 (commencement of operations) through July 31, 1995 was 10.72% and 10.80% for its Investor Class shares and Class R shares, respectively. The Growth Portfolio's total return for the period March 31, 1995 (commencement of operation) through July 31, 1995 was 13.84% and 13.92% for its Investor Class shares and Class R shares, respectively. The Income Portfolio's total return for the period March 31, 1995 (commencement of operations) through July 31, 1995 was 6.00% and 6.08% for its Investor Class shares and Class R shares, respectively. Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the
Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

         From time to time, the Fund may compare its performance with the performance of other instruments, such as certificates of deposit and bank money market accounts which are FDIC-insured. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.


                       INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         To date, the Fund's Board has authorized the creation of three portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                      AND INDEPENDENT AUDITORS

         The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode
Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of common stock being sold pursuant to the Fund's Prospectus.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                         DREYFUS RETIREMENT PORTFOLIOS, INC.
                  (Currently Dreyfus LifeTime Portfolios, Inc.)
                      Statement of Assets and Liabilities
                              March 28, 1995

                                                                                               Growth
                                                                            Income             and Income    Growth
                                                                            Portfolio          Portfolio     Portfolio
ASSETS

 Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $33,000            $34,000        $33,000

 Deferred organization and initial offering expenses. . . . . . . . . . . .  65,500             65,500         65,500
                                                                            -------            --------       --------

    Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98,500             99,500         98,500

LIABILITIES

 Accrued organization and initial offering expenses . . . . . . . . . . . .  65,500             65,500         65,500

NET ASSETS applicable to 1,320, 1,360 and 1,320
    Investor Class shares of common stock and
    1,320, 1,360 and 1,320 Class R shares of common
    stock ($.001 par value) of the Income Portfolio,
    Growth and Income Portfolio and Growth Portfolio,
    respectively, issued and outstanding (50 million
    shares of each Class of each Portfolio authorized). . . . . . . . . . . $33,000            $34,000        $33,000

    Investor Class Shares

    NET ASSET VALUE and redemption price per share
      ($16,500/1,320, $17,000/1,360 and $16,500/1,320
      shares of common stock of the Income Portfolio,
      Growth and Income Portfolio and Growth Portfolio,
      respectively, issued and outstanding) . . . . . . . . . . . . . . . .  $12.50             $12.50         $12.50
                                                                             ======             ======         ======

    Class R Shares

    NET ASSET VALUE and redemption price per share
      ($16,500/1,320, $17,000/1,360 and $16,500/1,320
      shares of common stock of the Income Portfolio,
      Growth and Income Portfolio and Growth Portfolio,
      respectively, issued and outstanding) . . . . . . . . . . . . . . . .  $12.50             $12.50         $12.50
                                                                             ======             ======         ======

NOTE 1 - Dreyfus LifeTime Portfolios, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on July 15, 1993 and has had no operations since that date other than matters relating to its organization and registration as an open-end investment company under the Investment Company Act of 1940 and the Securities Act of 1933 and the sale and issuance of 1,320, 1,360 and
1,320 Investor Class shares and 1,320, 1,360 and 1,320 Class R shares of common stock of the Income Portfolio, Growth and Income
Portfolio and Growth Portfolio, respectively, to MBC Investments Corporation ("Initial Shares").  Any organization expenses and initial offering expenses payable by the Fund have been deferred and will be amortized from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years.  If any of the Initial Shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.
NOTE 2 - Subsequent event (unaudited) - On April 28, 1995, the Fund amended its Articles of Incorporation to change its name from
Dreyfus Retirement Portfolios, Inc. to Dreyfus Lifetime Portfolios, Inc.

                        REPORT OF INDEPENDENT AUDITORS


Shareholder and Board of Directors
Dreyfus Retirement Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Retirement Portfolios, Inc. as of March 28, 1995. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Dreyfus Retirement Portfolios, Inc. at March 28, 1995, in conformity with generally accepted accounting principles.


New York, New York
March 29, 1995








Dreyfus LifeTime Portfolios, Inc., Income Portfolio
Statement of Investments                                                                               July 31, 1995 (Unaudited)

                                                                                                           Principal
Bonds and Notes-- 67.6%                                                                                     Amount       Value
                                                                                                          __________   __________

          U.S. Government Securities:            U.S. Treasury Bonds;
                                                   11 5/8%, 11/15/2004...........................         $  600,000   $  812,718
                                                 U.S. Treasury Notes:                                                 ___________
                                                   7 1/2%, 1/31/97...............................          2,945,000    3,015,403
                                                   5 5/8%, 1/31/98...............................          3,000,000    2,975,625
                                                   5 1/8%, 11/30/98..............................            250,000      242,891
                                                   7 1/8%, 9/30/99...............................          1,000,000    1,034,844
                                                   8 3/4%, 8/15/2000.............................            700,000      776,672
                                                   8%, 5/15/2001.................................          1,000,000    1,085,000
                                                   7 1/2%, 11/15/2001............................            180,000      191,166
                                                   7 1/2%, 2/15/2005.............................            600,000      643,875
                                                                                                                      ___________

                                                                                                                        9,965,476
                                                                                                                      ___________
                                                 TOTAL BONDS AND NOTES
                                                  (cost $10,571,852).............................                     $10,778,194
                                                                                                                      ===========
Short-Term Investments-- 31.7%

                  U.S. Treasury Bills:            5.58%, 8/3/95...................................        $    47,000  $   46,986
                                                  5.34%, 8/17/95..................................          2,257,000   2,251,538
                                                  5.36%, 8/24/95..................................            188,000     187,350
                                                  5.30%, 9/7/95...................................             51,000      50,717
                                                  5.83%, 9/28/95..................................          2,420,000   2,399,043
                                                  5.38%, 10/5/95..................................             41,000      40,598
                                                  5.42%, 10/19/95.................................             70,000      69,166
                                                                                                                      ___________
                                                 TOTAL SHORT-TERM INVESTMENTS
                                                  (cost $5,043,726)...............................                    $ 5,045,398
                                                                                                                      ===========

TOTAL INVESTMENTS (cost $15,615,578)..............................................................           99.3%    $15,823,592
                                                                                                          =========   ===========
CASH AND RECEIVABLES (NET)........................................................................             .7%    $   112,777
                                                                                                          =========   ===========
NET ASSETS........................................................................................          100.0%    $15,936,369
                                                                                                          =========   ===========



Statement of Financial Futures                                                                          July 31, 1995 (Unaudited)

Financial Futures Purchased;
----------------------------                                 Number of       Market Value                               Unrealized
                                                             Contracts         Covered             Expiration          Appreciation
                                                                             by Contracts                               at 7/31/95
                                                             ----------     ------------           ------------       ------------
Standard & Poor's 500...................                         13          $ 3,660,475            September'95         $353,470
                                                                                                                         ========

                         See notes to financial statements.







Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio
Statement of Investments                                                                                  July 31, 1995 (Unaudited)

Common Stocks--47.1%

                                                                                                        Shares             Value
                                                                                                     _____________    _____________

                            Basic Industries--  2.7%Cabot...........................................          600    $      33,825
                                                    Champion International..........................        1,200           67,650
                                                    Dow Chemical....................................          700           51,888
                                                    duPont (E.I.) de Nemours........................          300           20,100
                                                    Eastman Chemical................................        1,400           89,600
                                                    Federal Paper Board.............................          400           14,950
                                                    International Paper.............................          600           50,700
                                                    PPG Industries..................................          500           22,875
                                                    Temple-Inland...................................          300           15,525
                                                    Union Carbide...................................        1,100           38,225
                                                    Wellman.........................................          700           18,812
                                                    Weyerhaeuser....................................          600           28,050
                                                                                                                      ____________
                                                                                                                           452,200
                                                                                                                      ____________

                            Capital Spending-- 10.4%Applied Materials...............................          200           20,700
                                                    Arrow Electronics...............................          400           22,600
                                                    Avnet...........................................          700           36,400
                                                    Cabletron Systems...............................          800           41,600
                                                    Caterpillar.....................................        1,000           70,375
                                                    Ceridian........................................        1,300           53,787
                                                    cisco Systems...................................          900           50,175
                                                    Computer Associates International...............        1,500          110,063
                                                    Cummins Engine..................................          700           29,400
                                                    Deere & Co......................................          800           71,900
                                                    Eaton...........................................        1,400           78,225
                                                    General Electric................................        2,400          141,600
                                                    HBO & Co........................................          800           44,200
                                                    HealthCare COMPARE..............................        1,300           44,200
                                                    Hewlett-Packard.................................          400           31,150
                                                    Illinois Tool Works.............................          400           23,600
                                                    Intel...........................................        1,200           78,000
                                                    International Business Machines.................        1,500          163,313
                                                    Lockheed Martin.................................        1,200           75,450
                                                    Manpower........................................        1,800           50,625
                                                    McDonnell Douglas...............................          300           24,788
                                                    Oracle..........................................        1,100           46,063
                                                    Premark International...........................          700           37,013
                                                    Raytheon........................................          900           74,362
                                                    Rockwell International..........................        1,100           50,187
                                                    Sun Microsystems................................          800           38,500
                                                    TRW.............................................          800           59,700
                                                    Teradyne........................................          300           24,562
                                                    Texas Instruments...............................          700          109,375
                                                    3COM............................................          300           22,218
                                                                                                                      ____________
                                                                                                                         1,724,131










                                                                                                                      ____________

                           Consumer Cyclical--  6.3%American Greetings, Cl. A.......................          900           27,225
                                                    Capital Cities/ABC..............................          500           58,375
                                                    Chrysler........................................        1,300           63,375
                                                    Circuit City Stores.............................        2,300           85,388
                                                    Disney (Walt)...................................        1,000           58,625
                                                    Eckerd..........................................          500           16,563
                                                    Ford Motor......................................        2,200           63,525
                                                    General Motors..................................          400           19,500
                                                    Goodyear Tire & Rubber..........................          600           26,025
                                                    Harley-Davidson.................................          500           13,937
                                                    King World Productions..........................          900           37,687
                                                    Magna International, Cl. A......................          400           18,400
                                                    Mattel..........................................          800           22,600
                                                    McDonald's......................................        1,600           61,800
                                                    Mirage Resorts..................................        1,200           37,350
                                                    NIKE, Cl. B.....................................          400           36,150
                                                    New York Times, Cl. A...........................          800           20,400
                                                    Philips Electronics, N.V........................          600           29,550
                                                    Reynolds & Reynolds, Cl. A......................          900           28,462
                                                    Rite Aid........................................        1,600           45,400
                                                    Safeway.........................................        1,600           61,200
                                                    Sears, Roebuck & Co.............................        2,200           71,775
                                                    Tandy...........................................        1,400           83,125
                                                    V.F.............................................          600           33,150
                                                    Walgreen........................................          600           31,050
                                                                                                                      ____________
                                                                                                                         1,050,637
                                                                                                                      ____________

                            Consumer Staples--  6.2%Anheuser-Busch Cos..............................          500           27,813
                                                    Archer Daniels Midland..........................        2,200           36,300
                                                    Coca-Cola.......................................        2,700          177,863
                                                    Colgate-Palmolive...............................          300           21,000
                                                    ConAgra.........................................        1,500           56,625
                                                    Dial............................................        1,600           37,600
                                                    Eastman Kodak...................................          700           40,338
                                                    Gillette........................................        1,700           74,375
                                                    Heinz (H.J.)....................................          600           26,025
                                                    Hormel Foods....................................          500           12,312
                                                    IBP.............................................          700           32,725
                                                    Johnson & Johnson...............................        2,300          165,025
                                                    Newell..........................................          900           22,837
                                                    PepsiCo.........................................        1,400           65,625
                                                    Philip Morris Cos...............................        1,800          128,925
                                                    Unilever, N.V. (New York Shares)................          600           79,050
                                                    Whitman.........................................        1,400           27,300
                                                                                                                      ____________
                                                                                                                         1,031,738
                                                                                                                      ____________

                                      Energy--  4.7%Amoco...........................................        1,300           87,425
                                                    Atlantic Richfield..............................          400           46,100
                                                    Coastal.........................................          500           15,562
                                                    Exxon...........................................        2,400          174,000










                                                    Mobil...........................................        1,200          117,300
                                                    Panhandle Eastern...............................        1,500           36,563
                                                    Phillips Petroleum..............................          800           28,300
                                                    Royal Dutch Petroleum (New York Shares).........        1,400          177,800
                                                    Smith International.............................        1,000           17,000
                                                    Tidewater.......................................        1,000           25,250
                                                    Williams Cos....................................        1,500           55,500
                                                                                                                      ____________
                                                                                                                           780,800
                                                                                                                      ____________

                                 Health Care--  3.9%Abbott Laboratories.............................        1,400           56,000
                                                    Amgen...........................................          600           51,075
                                                    Baxter International............................        1,700           63,325
                                                    Becton, Dickinson & Co..........................          800           47,100
                                                    Bristol-Myers Squibb............................          600           41,550
                                                    Columbia/HCA Healthcare.........................          800           39,200
                                                    Medtronic.......................................          200           16,400
                                                    Merck & Co......................................        2,700          139,388
                                                    Pfizer..........................................        1,500           75,750
                                                    Schering-Plough.................................        2,600          120,900
                                                                                                                      ____________
                                                                                                                           650,688
                                                                                                                      ____________

                          Interest Sensitive--  5.9%AMBAC...........................................          300           11,963
                                                    Allstate........................................        2,839           88,719
                                                    American National Insurance.....................          300           17,325
                                                    Bank of New York................................        1,000           40,125
                                                    BankAmerica.....................................        1,400           75,600
                                                    Bear Stearns Cos................................          700           15,488
                                                    CIGNA...........................................        1,200           96,750
                                                    Chemical Banking................................        1,500           77,437
                                                    Citicorp........................................        2,000          124,750
                                                    Dean Witter, Discover & Co......................        1,200           60,600
                                                    EXEL Limited....................................        1,100           57,612
                                                    First Chicago...................................          900           54,675
                                                    First Interstate Bancorp........................          500           43,062
                                                    First USA.......................................        1,100           50,188
                                                    Green Tree Financial............................          400           21,650
                                                    NationsBank.....................................        1,800          101,025
                                                    Travelers Group.................................          600           28,425
                                                    USLIFE..........................................          600           25,050
                                                                                                                      ____________
                                                                                                                           990,444
                                                                                                                      ____________

                             Mining & Metals--   .8%ASARCO..........................................        1,100           34,925
                                                    Alcan Aluminium.................................          700           23,712
                                                    Inland Steel Industries.........................        1,000           28,750
                                                    Phelps Dodge....................................          500           32,125
                                                    Reynolds Metals.................................          300           18,750
                                                                                                                      ____________
                                                                                                                           138,262
                                                                                                                      ____________











                              Transportation--   .7%AMR.............................................          300           22,500
                                                    Conrail.........................................          500           30,875
                                                    Federal Express.................................          600           40,500
                                                    Illinois Central, Ser. A........................          700           27,650
                                                                                                                      ____________
                                                                                                                           121,525
                                                                                                                      ____________

                                   Utilities--  5.5%ALLTEL..........................................          700           18,463
                                                    Ameritech.......................................        3,800          183,825
                                                    BellSouth.......................................        2,500          169,375
                                                    Consolidated Edison.............................        2,200           63,800
                                                    DQE.............................................        1,050           25,200
                                                    General Public Utilities........................        2,000           57,750
                                                    MCI Communications..............................        4,100           98,400
                                                    NYNEX...........................................        1,100           45,375
                                                    PECO Energy.....................................        2,100           60,112
                                                    Public Service Enterprise Group.................        2,400           66,600
                                                    SBC Communications..............................        1,500           72,187
                                                    Sprint..........................................        1,500           51,375
                                                                                                                      ____________
                                                                                                                           912,462
                                                                                                                      ____________

                                                    TOTAL COMMON STOCKS
                                                      (cost $6,977,358).............................               $     7,852,887
                                                                                                                      ============

                                                                                                       Principal
Bonds and Notes--32.4%                                                                                  Amount
                                                                                                       ----------
         U.S. Government Securities:                U.S. Treasury Bonds;
                                                      11.63%, 11/15/2004............................. $     500,000  $    677,265
                                                                                                                        __________
                                                    U.S.  Treasury Notes:
                                                      7.50%, 1/31/97..................................     1,715,000     1,755,999
                                                      5.63%, 1/31/98..................................     1,350,000     1,339,031
                                                      5.13%, 11/30/98.................................       350,000       340,047
                                                      7.13%, 9/30/99..................................       500,000       517,422
                                                      8.75%, 8/15/2000................................       300,000       332,860
                                                      8%, 5/15/2001...................................       300,000       325,500
                                                      7.50%, 11/15/2001...............................       100,000       106,203
                                                                                                                      ____________
                                                                                                                         4,717,062
                                                                                                                      ____________

                                                    TOTAL BONDS AND NOTES
                                                      (cost $5,286,831).............................                 $   5,394,327
                                                                                                                      ============
Short-Term Investments--19.7%

                                U.S. Treasury Bills:5.67% 8/3/95....................................  $    1,609,000 $   1,608,518
                                                    5.34% 8/17/95...................................         474,000       472,853
                                                    5.84% 9/28/95...................................       1,133,000     1,123,188
                                                    5.34% 10/5/95...................................          71,000        70,304
                                                                                                                        __________
                                                    TOTAL SHORT-TERM INVESTMENTS











                                                      (cost $3,274,024).............................                  $   3,274,863
                                                                                                                       ============
TOTAL INVESTMENTS (cost $15,538,213)................................................................           99.2%  $  16,522,077
                                                                                                              =====    ============
CASH AND RECEIVABLES (NET)..........................................................................             .8%  $     128,674
                                                                                                              =====    ============
NET ASSETS..........................................................................................          100.0%  $  16,650,751
                                                                                                              =====    ============







Statement of Financial Futures                                                                         July 31, 1995  (Unaudited)

                                                                                          Market Value                  Unrealized
                                                    Number of                               Covered                    Appreciation
Financial Futures Purchased:                        Contracts                             by Contracts   Expiration     at 7/31/95
----------------------------                        ---------                             ------------   ----------    ------------

Deutsche Aktienindex                                    1                                   $  162,194  September '95 $      17,053
Financial Times 100                                     2                                      278,549  September '95        18,782
Hang Seng                                               1                                       61,170  September '95         5,150
Nikkei 300                                             13                                      375,339  September '95        18,992
Russell 2000                                           13                                    1,959,750  September '95       230,395
Standard & Poor's 500                                   1                                      283,725  December '95          4,815
                                                                                                                        -----------
                                                                                                                      $     295,187
                                                                                                                        ===========


              See notes to financial statements.







Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
Statement of Investments                                                                                  July 31, 1995 (Unaudited)
Common Stocks-71.8%

                                                                                                          Shares          Value
                                                                                                       ------------   -------------
                       Basic Industries--  4.4% Cabot...........................................               800  $       45,100
                                                Champion International..........................             2,600         146,575
                                                Dow Chemical....................................             1,400         103,775
                                                duPont (E.I.) de Nemours........................             2,000         134,000
                                                Eastman Chemical................................             3,000         192,000
                                                Federal Paper Board.............................               800          29,900
                                                International Paper.............................             1,300         109,850
                                                PPG Industries..................................             1,000          45,750
                                                Temple-Inland...................................               600          31,050
                                                Union Carbide...................................             2,100          72,975
                                                Wellman.........................................             1,100          29,562
                                                Weyerhaeuser....................................             1,200          56,100
                                                                                                                      -------------
                                                                                                                           996,637
                                                                                                                      -------------

                       Capital Spending-- 15.7% Apple Computer..................................               300          13,500
                                                Applied Materials...............................               600          62,100
                                                Arrow Electronics...............................               800          45,200
                                                Avnet...........................................             1,400          72,800
                                                Cabletron Systems...............................             1,700          88,400
                                                Caterpillar.....................................             2,000         140,750
                                                Ceridian........................................             2,600         107,575
                                                cisco Systems...................................             1,800         100,350
                                                Computer Associates International...............             3,100         227,462
                                                Cummins Engine..................................             1,300          54,600
                                                Deere & Co......................................             1,600         143,800
                                                Eaton...........................................             2,500         139,688
                                                General Electric................................             4,600         271,400
                                                HBO & Co........................................             1,700          93,925
                                                HealthCare COMPARE..............................             2,600          88,400
                                                Hewlett-Packard.................................               800          62,300
                                                Illinois Tool Works.............................               700          41,300
                                                Intel...........................................             2,700         175,500
                                                International Business Machines.................             3,200         348,400
                                                Lockheed Martin.................................             2,500         157,187
                                                Manpower........................................             3,700         104,063
                                                McDonnell Douglas...............................               500          41,312
                                                Oracle .........................................             3,300         138,188
                                                Pittston Services Group.........................               100           2,500
                                                Premark International...........................             1,500          79,312
                                                Raytheon........................................             1,800         148,725
                                                Rockwell International..........................             2,300         104,938
                                                Sun Microsystems................................             1,800          86,625
                                                TRW.............................................             1,600         119,400
                                                Teradyne........................................               500          40,937
                                                Texas Instruments...............................             1,500         234,375
                                                3Com............................................               700          51,844
                                                                                                                      -------------
                                                                                                                         3,586,856










                                                                                                                      -------------

                      Consumer Cyclical--  9.7% American Greetings, Cl. A.......................             1,900          57,475
                                                Capital Cities/ABC..............................             1,200         140,100
                                                Chrysler........................................             2,500         121,875
                                                Circuit City Stores.............................             4,800         178,200
                                                Disney (Walt)...................................             2,000         117,250
                                                Eckerd..........................................               900          29,812
                                                Ford Motor......................................             4,500         129,938
                                                General Motors..................................               800          39,000
                                                Goodyear Tire & Rubber..........................             1,300          56,387
                                                Harley-Davidson.................................             1,700          47,388
                                                King World Productions..........................             1,900          79,562
                                                Magna International, Cl. A......................               900          41,400
                                                Mattel..........................................             1,700          48,025
                                                McDonald's......................................             3,400         131,325
                                                Mirage Resorts..................................             2,400          74,700
                                                NIKE, Cl. B.....................................               800          72,300
                                                New York Times, Cl.A............................             1,700          43,350
                                                Philips Electronics, N.V........................             1,100          54,175
                                                Reynolds & Reynolds, Cl.A.......................             1,900          60,088
                                                Rite Aid........................................             3,200          90,800
                                                Safeway.........................................             3,200         122,400
                                                Sears, Roebuck & Co.............................             4,600         150,075
                                                Tandy...........................................             3,000         178,125
                                                V.F.............................................             1,300          71,825
                                                Walgreen........................................             1,300          67,275
                                                                                                                      -------------
                                                                                                                         2,202,850
                                                                                                                      -------------

                       Consumer Staples--  9.3% Anheuser-Busch Cos..............................             1,000          55,625
                                                Archer Daniels Midland..........................             4,600          75,900
                                                Coca-Cola.......................................             5,500         362,312
                                                Colgate-Palmolive...............................               600          42,000
                                                ConAgra.........................................             3,000         113,250
                                                Dial............................................             3,300          77,550
                                                Eastman Kodak...................................             1,400          80,675
                                                Gillette........................................             3,600         157,500
                                                Heinz (H.J.)....................................             1,300          56,388
                                                Hormel Foods....................................             1,000          24,625
                                                IBP.............................................             1,500          70,125
                                                Johnson & Johnson...............................             4,800         344,400
                                                Newell..........................................             2,000          50,750
                                                PepsiCo.........................................             2,600         121,875
                                                Philip Morris Cos...............................             3,800         272,175
                                                Unilever, N.V. (New York Shares)................             1,200         158,100
                                                Whitman.........................................             2,900          56,550
                                                                                                                      -------------
                                                                                                                         2,119,800
                                                                                                                      -------------

                                 Energy--  7.1% Amoco...........................................             2,800         188,300
                                                Atlantic Richfield..............................               900         103,725
                                                Coastal.........................................               800          24,900
                                                Exxon...........................................             5,400         391,500










                                                Mobil...........................................             2,500         244,375
                                                Panhandle Eastern...............................             3,100          75,562
                                                Phillips Petroleum..............................             1,700          60,138
                                                Royal Dutch Petroleum (New York Shares).........             2,700         342,900
                                                Smith International.............................             2,100          35,700
                                                Tidewater.......................................             2,100          53,025
                                                Williams Cos....................................             3,000         111,000
                                                                                                                      -------------
                                                                                                                         1,631,125
                                                                                                                      -------------

                            Health Care--  6.0% Abbott Laboratories.............................             3,600         144,000
                                                Amgen...........................................             1,300         110,662
                                                Baxter International............................             3,400         126,650
                                                Becton, Dickinson & Co..........................             1,800         105,975
                                                Bristol-Myers Squibb............................             1,200          83,100
                                                Columbia/HCA Healthcare.........................             1,700          83,300
                                                Medtronic.......................................               500          41,000
                                                Merck & Co......................................             5,600         289,100
                                                Pfizer..........................................             3,100         156,550
                                                Schering-Plough.................................             4,700         218,550
                                                                                                                      -------------
                                                                                                                         1,358,887
                                                                                                                      -------------

                     Interest Sensitive--  9.1% AMBAC...........................................               700          27,912
                                                Allstate........................................             5,964         186,375
                                                American National Insurance.....................               700          40,425
                                                Bank of New York................................             2,100          84,263
                                                BankAmerica.....................................             2,900         156,600
                                                Bear Stearns Cos................................             1,400          30,975
                                                CIGNA...........................................             2,500         201,562
                                                Chemical Banking................................             3,200         165,200
                                                Citicorp........................................             4,200         261,975
                                                Dean Witter, Discover & Co......................             2,400         121,200
                                                EXEL Limited....................................             2,300         120,463
                                                First Chicago...................................             1,900         115,425
                                                First Interstate Bancorp........................             1,100          94,737
                                                First USA.......................................             2,300         104,938
                                                Green Tree Financial............................               500          27,062
                                                MBNA............................................               100           3,588
                                                NationsBank.....................................             3,800         213,275
                                                Travelers Group.................................             1,300          61,588
                                                USLIFE..........................................             1,300          54,275
                                                                                                                      -------------
                                                                                                                         2,071,838
                                                                                                                      -------------

                        Mining & Metals--  1.2% ASARCO..........................................             2,300          73,025
                                                Alcan Aluminium.................................             1,400          47,425
                                                Inland Steel Industries.........................             2,200          63,250
                                                Phelps Dodge....................................             1,000          64,250
                                                Reynolds Metals.................................               600          37,500
                                                                                                                      -------------
                                                                                                                           285,450
                                                                                                                      -------------











                         Transportation--  1.0% AMR.............................................               600          45,000
                                                Conrail.........................................             1,000          61,750
                                                Federal Express.................................             1,100          74,250
                                                Illinois Central, Ser. A........................             1,400          55,300
                                                                                                                      -------------
                                                                                                                           236,300
                                                                                                                      -------------

                              Utilities--  8.3% ALLTEL..........................................             1,300          34,287
                                                Ameritech.......................................             7,900         382,163
                                                BellSouth.......................................             5,300         359,075
                                                Consolidated Edison.............................             4,600         133,400
                                                DQE.............................................             2,250          54,000
                                                General Public Utilities........................             4,100         118,388
                                                MCI Communications..............................             8,400         201,600
                                                NYNEX...........................................             2,400          99,000
                                                PECO Energy.....................................             4,400         125,950
                                                Public Service Enterprise Group.................             4,900         135,975
                                                SBC Communications..............................             3,200         154,000
                                                Sprint..........................................             3,000         102,750
                                                                                                                      -------------
                                                                                                                         1,900,588
                                                                                                                      -------------

                                                TOTAL COMMON STOCKS
                                                  (cost $14,636,812)............................                    $   16,390,331
                                                                                                                      =============
                                                                                                        Principal
Short-Term Investments--27.7%                                                                             Amount
                                                                                                       ------------
                           U.S. Treasury Bills: 5.67%, 8/3/95...................................      $    944,000  $      943,717
                                                5.30%, 8/17/95..................................         1,885,000       1,880,438
                                                5.45%, 8/24/95..................................           832,000         829,121
                                                5.82%, 9/28/95..................................         2,388,000       2,367,320
                                                5.34%, 10/5/95..................................           191,000         189,128
                                                5.40%, 10/26/95.................................           105,000         103,642
                                                TOTAL SHORT-TERM INVESTMENTS                                          -------------
                                                  (cost $6,311,788).............................                    $    6,313,366
                                                                                                                      =============
TOTAL INVESTMENTS (cost $20,948,600)............................................................             99.5%  $   22,703,697
                                                                                                             =====    =============
CASH AND RECEIVABLES (NET)......................................................................               .5%  $      114,441
                                                                                                             =====    =============
NET ASSETS......................................................................................            100.0%  $   22,818,138
                                                                                                            ======    =============






Dreyfus LifeTime Portfolios, Inc., Growth Portfolio
Statement of Financial Futures                                                             July 31, 1995  (Unaudited)

                                                               Market Value                              Unrealized
                                         Number of                Covered                               Appreciation
Financial Futures Purchased:             Contracts             by Contracts              Expiration      at 7/31/95
----------------------------             ---------             ------------              ----------      ----------

Deutsche Aktienindex                         2                  $   324,388             September '95   $   34,105
Financial Times 100                          3                      417,824             September '95       28,173
Hang Seng                                    2                      122,341             September '95       10,300
Nikkei 300                                  26                      750,678             September '95       37,984
Russell 2000                                27                    4,070,250             September '95      467,905
Standard & Poor's 500                        1                      283,725             December '95         4,815
                                                                                                          ---------
                                                                                                        $  583,282
                                                                                                          =========


                               See note to financial statements.





Dreyfus LifeTime Portfolios, Inc.
Statement of Assets and Liabilities                                                                     July 31, 1995 (Unaudited)

                                                                                     Income        Growth and Income       Growth
                                                                                   Portfolio           Portfolio         Portfolio
                                                                                 ------------        ------------       -----------
ASSETS:
   Investments in securities, at value
     [cost--Note 4(b)]--see statement........................................    $ 15,823,592        $ 16,522,077      $ 22,703,697
   Cash......................................................................         202,724             128,094             9,998
   Dividends and interest receivable.........................................         110,975              56,236            20,477
   Receivable for futures variation margin...................................          --                  80,402           126,187
   Receivable for investment securities sold.................................          --                   8,625            24,810
   Prepaid expenses--Note 2(g)...............................................          60,042              60,261            60,376
   Due from The Dreyfus Corporation..........................................          12,410              11,162            10,092
                                                                                 ------------        ------------      ------------
                                                                                   16,209,743          16,866,857        22,955,637
                                                                                 ------------        ------------      ------------
LIABILITIES:
   Due to Distributor........................................................           1,689               1,746             2,377
   Payable for investment securities purchased...............................         193,633             126,960            47,122
   Payable for futures variation margin......................................           7,475              --                --
   Accrued expenses and other liabilities....................................          70,577              87,400            88,000
                                                                                 ------------        ------------      ------------
                                                                                      273,374             216,106           137,499
                                                                                 ------------        ------------      ------------
NET ASSETS...................................................................    $ 15,936,369        $ 16,650,751      $ 22,818,138
                                                                                 ============        ============      ============

REPRESENTED BY:
   Paid-in capital...........................................................    $ 15,033,000        $ 15,034,000      $ 20,033,000
   Accumulated undistributed investment income-net...........................         314,431             221,656           217,099
   Accumulated undistributed net realized gain on investments................          27,454             116,044           229,660
   Accumulated net unrealized appreciation on investments and foreign currency transactions [including $353,470, $295,187 and $583,282 net unrealized appreciation on financial futures for the Income
     Portfolio, Growth and Income Portfolio and Growth Portfolio,
     respectively]--Note 4(b)................................................         561,484           1,279,051         2,338,379
                                                                                 ------------        ------------      ------------
NET ASSETS at value..........................................................    $ 15,936,369        $ 16,650,751      $ 22,818,138
                                                                                 ============        ============      ============

Shares of Common Stock outstanding:
   Class R Shares
     (50 million shares of $.001 par value shares authorized)................         601,320             601,360           801,320

                                                                                 ============        ============      ============
   Investor Class Shares
     (50 million shares of $.001 par value shares authorized)................         601,320             601,360           801,320
                                                                                 ============        ============      ============
NET ASSET VALUE per share:
   Class R Shares
     ($7,971,539 / 601,320 shares)...........................................          $13.26
                                                                                       ======
     ($8,328,880 / 601,360 shares)...........................................                              $13.85
                                                                                                           ======
     ($11,413,871 / 801,320 shares)..........................................                                                $14.24
                                                                                                                             ======









   Investor Class Shares
     ($7,964,830 / 601,320 shares)...........................................          $13.25
                                                                                       ======

     ($8,321,871 / 601,360 shares)...........................................                              $13.84
                                                                                                           ======

     ($11,404,267 / 801,320 shares)..........................................                                                $14.23
                                                                                                                             ======


                           See notes to financial statements.





Dreyfus LifeTime Portfolios, Inc.
Statement of Operations                            from March 31, 1995 (commencement of operations) to July 31, 1995 (Unaudited)


                                                                             Income        Growth and Income         Growth
                                                                           Portfolio           Portfolio           Portfolio
                                                                         -------------       -------------       -------------
INVESTMENT INCOME:
   Income:
     Interest.......................................................     $    353,254        $    213,788        $    170,013
     Cash dividends (net of $1,046 and $1,982 foreign taxes
       withheld at source for the Growth and Income Portfolio
       and the Growth Portfolio, respectively)......................           --                  55,234             110,543
                                                                         -------------       -------------       -------------
         Total Income...............................................          353,254             269,022             280,556
                                                                         -------------       -------------       -------------
   Expenses:
     Management fee--Note 3(a)......................................     $     31,497        $     39,973        $     53,765
     Legal fees.....................................................           16,341              16,399              19,125
     Distribution fees (Investor Class shares)--Note 3(b)...........            6,560               6,661               8,959
     Organization expenses--Note 2(g)...............................            5,458               5,458               5,458
     Registration fees..............................................            5,184               5,294               7,019
     Auditing fees..................................................            3,131               3,131               3,381
     Director's fees and expenses--Note 3(c)........................            2,462               2,497               2,746
     Shareholder servicing costs....................................            2,356               2,807               2,135
     Shareholders' reports..........................................            1,905               1,905               1,905
     Custodian fees.................................................            1,008               5,651               6,729
     Miscellaneous..................................................              816                 816                 816
                                                                         ------------        ------------        ------------
                                                                               76,718              90,592             112,038
     Less--expense reimbursement from Manager due to
       undertakings--Note 3(a)......................................           37,895              43,226              48,581
                                                                         ------------        ------------        ------------
          Total Expenses............................................           38,823              47,366              63,457
                                                                         ------------        ------------        ------------
          INVESTMENT INCOME--NET....................................          314,431             221,656             217,099
                                                                         ------------        ------------        ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments--Note 4(a)......................     $      4,999        $    116,044        $    229,660
   Net realized gain on financial futures--Note 4(a);
     Long Transactions..............................................           22,455              --                  --
                                                                         ------------        ------------        ------------
     Net Realized Gain..............................................           27,454             116,044             229,660
                                                                         ------------        ------------        ------------
   Net unrealized appreciation on investments (including $353,470,
     $295,187 and $583,282 net unrealized appreciation for financial futures for the Income Portfolio, the Growth and Income
     Portfolio and the Growth Portfolio, respectively)..............          561,484           1,279,051           2,338,379
                                                                         ------------        ------------        ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...........          588,938           1,395,095           2,568,039
                                                                         ------------        ------------        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................     $    903,369        $  1,616,751        $  2,785,138
                                                                         ============        ============        ============



                           See notes to financial statements.




Dreyfus LifeTime Portfolios, Inc.
Statement of Changes in Net Assets  from March 31, 1995 (commencement of operations) to July 31, 1995 (Unaudited)


                                                                                              Income
                                                                                            Portfolio
                                                                                           -----------
OPERATIONS:
   Investment income--net.......................................................           $   314,431
   Net realized gain on investments.............................................                27,454
   Net unrealized appreciation on investments for the period....................               561,484
                                                                                           -----------
         Net Increase In Net Assets Resulting From Operations...................               903,369
                                                                                           -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
       Class R shares...........................................................             7,500,000
       Investor Class shares....................................................             7,500,000
                                                                                           -----------
         Increase In Net Assets From Capital Stock Transactions.................            15,000,000
                                                                                           -----------
            Total Increase In Net Assets........................................            15,903,369

NET ASSETS:
   Beginning of period--Note 1..................................................                33,000
                                                                                           -----------
   End of period (including undistributed investment income-net of
      $314,431 on July 31, 1995)................................................           $15,936,369
                                                                                           ===========


                                                                                                     Shares
                                                                                           ----------------------------
                                                                                             Class R     Investor Class
                                                                                             -------     --------------
CAPITAL SHARE TRANSACTIONS;
   Shares sold..................................................................               600,000         600,000
                                                                                           ===========      ==========




                             See notes to financial statements.




Dreyfus LifeTime Portfolios, Inc.
Statement of Changes in Net Assets  from March 31, 1995 (commencement of operations) to July 31, 1995 (Unaudited) (continued)

                                                                                       Growth and Income
                                                                                            Portfolio
                                                                                           -----------
OPERATIONS:
   Investment income--net.......................................................           $   221,656
   Net realized gain on investments.............................................               116,044
   Net unrealized appreciation on investments for the period....................             1,279,051
                                                                                           -----------
         Net Increase In Net Assets Resulting From Operations...................             1,616,751
                                                                                           -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
       Class R shares...........................................................             7,500,000
       Investor Class shares....................................................             7,500,000
                                                                                           -----------
         Increase In Net Assets From Capital Stock Transactions.................            15,000,000
                                                                                           -----------
            Total Increase In Net Assets........................................            16,616,751

NET ASSETS:
   Beginning of period--Note 1..................................................                34,000
                                                                                           -----------
   End of period (including undistributed investment income-net of
       $221,656 on July 31, 1995)...............................................           $16,650,751
                                                                                           ===========


                                                                                                     Shares
                                                                                           ----------------------------
                                                                                             Class R     Investor Class
                                                                                             -------     --------------
CAPITAL SHARE TRANSACTIONS;
   Shares sold..................................................................               600,000         600,000
                                                                                           ===========      ==========



                          See notes to financial statements.




Dreyfus LifeTime Portfolios, Inc.
Statement of Changes in Net Assets  from March 31, 1995 (commencement of operations) to July 31, 1995 (Unaudited) (continued)

                                                                                              Growth
                                                                                            Portfolio
                                                                                           ----------
OPERATIONS:
   Investment income--net.......................................................           $   217,099
   Net realized gain on investments.............................................               229,660
   Net unrealized appreciation on investments for the period....................             2,338,379
                                                                                           -----------
         Net Increase In Net Assets Resulting From Operations...................             2,785,138
                                                                                           -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
       Class R shares...........................................................            10,000,000
       Investor Class shares....................................................            10,000,000
                                                                                           -----------
         Increase In Net Assets From Capital Stock Transactions.................            20,000,000
                                                                                           -----------
            Total Increase In Net Assets........................................            22,785,138

NET ASSETS:
   Beginning of period--Note 1..................................................                33,000
                                                                                           -----------
   End of period (including undistributed investment income-net of
      $217,099 on July 31, 1995)................................................           $22,818,138
                                                                                           ===========


                                                                                                     Shares
                                                                                           ----------------------------
                                                                                             Class R     Investor Class
                                                                                             -------     --------------
CAPITAL SHARE TRANSACTIONS;
   Shares sold..................................................................               800,000         800,000
                                                                                           ===========      ==========



                         See notes to financial statements.




Dreyfus LifeTime Portfolios, Inc.
Financial Highlights (Unaudited)

   Reference is made to Page 5 of the Fund's Prospectus dated October 1, 1995.

Dreyfus LifeTime Portfolios, Inc.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

    Dreyfus LifeTime Portfolios, Inc. (the "Fund") formerly Dreyfus Retirement Portfolios, Inc. was incorporated on July 15, 1993 and operates as a series company currently offering three portfolios: the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund had no operations until March 31, 1995 (when operations commenced for all series') other than matters relating to its organization and registration as a diversi-fied open-end management investment company under the Investment Company act of 1940 ("Act") and the Securities Act of 1933 and the sale and issuance of 2,640 shares of Common Stock ("Initial Shares") of the Income Portfolio and the Growth Portfolio, and 2,720 shares of Common Stock of the Growth and Income Portfolio to MBC Investments Corporation. The Dreyfus Corporation ("Manager") serves as each Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Mellon Equity Associates ("Mellon Equity") serves as each Portfolio's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a pro-vider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    As of July 31, 1995, Allomon Corporation, a subsidiary of Mellon Bank Investments Corporation, which in turn is a subsidiary of Mellon Bank, held the following shares:

Income Portfolio              1,200,000    Growth Portfolio   1,600,000
Growth and Income Portfolio   1,200,000


    Each Portfolio offers both Investor Class shares and Class R shares. Investor Class shares are offered to any investor and Class R shares are offered only to institutional investors. Other differences between the two classes include the services offered to and the expenses borne by each class.

NOTE 2--Significant Accounting Policies:

    (a) Portfolio valuation: Each series' investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Invest-ments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and un-realized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (d) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are al-located among them on a pro rata basis.

    (e) Dividends to shareholders: Dividends payable to shareholders are recorded by each series on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution re-quirements of the Internal Revenue Code. To the extent that a net realized capital gain of a series can be offset by a capital loss carryover, if any, of that series, such gain will not be distributed.
    (f) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

    (g) Other: Organization expenses paid by the Fund are included in prepaid expenses and are being amortized to operations from the date operations commenced over the period during which it is expected that a benefit will be realized, not to exceed five years. At July 31, 1995, the unamortized balance of such expenses of each of the respective series amounted to the following:

Income Portfolio             $60,042        Growth Portfolio    $60,042
Growth and Income Portfolio   60,042

NOTE 3--Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed on the average daily value of each series' net assets at the following rates: .60 of 1% of the Income Portfolio, and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio. The Agreement provides that if in any full fiscal year the aggregate expenses of any series, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Series, also contemplates dividends accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, that series may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to each Series presently requires reimbursement of expenses in any full fiscal year that such expenses
(exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of that series' net assets in accordance with California "blue sky" regulations. The Manager has undertaken with respect to the Income Portfolio from March 31, 1995 through December 31, 1995, or until such time as the net assets of the Fund exceed $500 million, regardless of whether they remain at that level, to reduce to the management fee paid by, or reimburse such excess expenses of the series, to the extent that the series' aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of .60 of 1% of the average daily value of the series' net assets. With respect to the Growth and Income Portfolio and the Growth Portfolio,the Manager has undertaken from March 31, 1995 through December 31, 1995, or until such time as the net assets of the series exceed $500 million, regardless of whether they remain at that level, to reduce the management fee paid by, or reimburse such excess expenses of the series, to the extent that the series' aggregate annual expenses (excluding 12b-1 Service Plan and certain expenses as described above) exceed an annual rate of .75 of 1% of the average daily value of the series' net assets.

    The expense reimbursements, pursuant to the undertakings amounted to the following for the period ended July 31, 1995:

Income Portfolio               $37,895    Growth Portfolio     $48,581
Growth and Income Portfolio     43,226


    The undertakings may be modified by the Manager from time to time, pro-vided that the resulting expense reimbursement would not be less than the amount required pursuant to the agreement.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                               Annual Fee as a Percentage of
                                              Average Daily Net Assets of each
Total Fund Net Assets                                  Portfolio
---------------------                         -----------------------------
0 to $600 million........................                   .35 of 1%
$600 up to $1.2 billion..................                   .25 of 1%
$1.2 up to $1.8 billion..................                   .20 of 1%
In excess of $1.8 billion................                   .15 of 1%


    (b) Under the Service Plan (the "Plan") with respect to the Investor Class shares only, adopted pursuant to Rule 12b-1 under the Act the Fund (a) reimburses the Distributor for payments to certain Service Agents for distri-buting each Series' shares and (b) pays the Manager, Dreyfus Service Corpora-tion, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to each Series' Investor Class shares, and for servicing Investor Class shareholder accounts at an aggregate annual rate of .25 of 1% of the value of each Series' average daily net assets of Investor Class shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of Investor Class shares owned by shareholders with whom the Service Agent has a servicing Investor Class shareholder accounts relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Series to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of each Series' average daily net assets of Investor Class shares for any full fiscal year.

    During the period ended July 31, 1995, the following was charged to each series pursuant to the Plan:

Income Portfolio                  $6,560    Growth Portfolio    $8,958
Growth and Income Portfolio        6,661


    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

    (a) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, for the period ended July 31, 1995:

                                             Purchases            Sales
                                             ----------         ----------
Income Portfolio........................    $11,067,283         $  511,484
Growth and Income Portfolio.............     15,095,309          2,946,928
Growth Portfolio........................     19,913,931          5,507,559

    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statements of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 1995 and their related unrealized market appreciation are set forth in the Statements of Financial Futures.

    (b) The following summarizes accumulated net unrealized appreciation on investments for each series at July 31, 1995:


                                               Gross           Gross
                                           Appreciation    (Depreciation)           Net
                                           ------------    --------------       ----------
Income Portfolio......................     $  572,539       $ (11,055)         $  561,484
Growth and Income Portfolio...........      1,305,108         (26,057)          1,279,051
Growth Portfolio......................      2,392,757         (54,378)          2,338,379



    At July 31, 1995, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each series for financial reporting purposes as of July 31, 1995 was as follows:

Income Portfolio                 $15,615,578    Growth Portfolio  $20,948,600
Growth and Income Portfolio       15,538,213